Commitments and Contingencies - Future Minimum Payments to Be Received Under Sales-type and Operating Fleet Leases (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012
Future minimum payments to be received under sales-type and operating fleet leases
2013	$ 8,151
2014	2,476
2015	1,235
2016	1,004
2017	855
Thereafter	3,649
Total	$ 17,370